UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
da
Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): October 5, 2020 (September 30, 2020)
BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

        300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:   508 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
5.50% Mandatory Convertible Preferred Stock, Series A, par value $0.01 per share	BSX PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Restoration of Annual Cash Retainer for the Board of Directors

As previously disclosed, on April 1, 2020, in light of the disruption and uncertainty created by the evolving COVID-19 pandemic and its anticipated impact on the operations of Boston Scientific Corporation (the “Company”), the Board of Directors of the Company (the “Board”) determined that, for the one-year term beginning at the 2020 Annual Meeting of Stockholders, the annual cash retainer for each non-employee director serving on the Board would be temporarily reduced to one-half of the previously approved amount. On September 30, 2020, the Board determined that, due to stronger business results compared with the Company’s prior expectations, the annual cash retainer for the Board will be restored, beginning with a payment expected to be made during the fourth quarter of 2020. As a result, the aggregate annual cash retainer for the Board will be two-thirds, rather than one-half, of the previously approved amount for the 2020 term.

In the event that a non-employee director elected to receive equity in lieu of the annual cash retainer, as permitted under the Company’s non-employee director compensation program, an additional grant valued at one-sixth of the annual cash retainer will be made at or around the time of the payment of the fourth quarter 2020 Board cash retainer.

Exhibit No.    Description

104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 5, 2020	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel